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                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                 April 15, 1997
                        (Date of Earliest Event Reported)


                               EXCEL RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                     33-26936-D             87-0460769
(State or other Jurisdiction)   (Commission File No.) (IRS Employer I.D. No.)



                               1111 Bagby, Suite 2400
                                Houston, Texas  77002
                        (Principal Executive Office Address)


        Registrant's Telephone Number, Including Area Code:  (713)659-5556


                                   N/A
       (Former Name or Former Address, if Changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          On April 25, 1997, Excel Resources, Inc., a Nevada corporation (the "Company"), filed its voluntary petition in bankruptcy under Chapter 11 of the Bankruptcy Code in the U. S. Bankruptcy Court for the Southern District of Texas. The case is designated Case No. 97-44184-H3-11. The Company will be a debtor in possession in this proceeding.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.

          On April 15, 1997, Randall P. Matye resigned from the Company's Board of Directors because the Company had "taken actions with which [Mr. Matye is] not in agreement." As of the date of this Report, Mr. Matye has not clarified the actions to which his letter refers. Mr. Matye's letter did not request that this disagreement be disclosed. A copy of Mr. Matye's letter is attached hereto as Exhibit 17 to this Report.

Item 7.   Financial Statements and Exhibits.

          Financial Statements.
          ---------------------

          None; not applicable.

          Exhibits.
          ---------

          Exhibit 17 - Letter regarding resignation of director, dated April
                      15, 1997.

Item 8.   Change in Fiscal Year.

          None; not applicable.



                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EXCEL RESOURCES, INC.


Date: 5-1-97                      By /s/ Francis H. Brinkman
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                                    Francis H. Brinkman